OPPENHEIMER NEW JERSEY MUNICIPAL FUND

Supplement dated June 10, 2002 to theProspectus
dated November 28, 2001

The prospectus is changed by adding the following paragraph to the end of the "How the Fund is Managed" section on page 12:

        At a meeting held on December 13, 2001, the Board of Trustees of the Fund approved various changes to the Fund’s fundamental investment policies and the submission of an amended and restated Class B 12b-1 distribution and service plan and agreement to shareholders for approval. Approval of the Fund’s shareholders is required before the Fund’s fundamental investment policies can be changed and before an amended and restated Class B 12b-1 distribution and service plan and agreement can be adopted. On or about June 10, 2002, shareholders of the Fund on the record date were mailed proxy materials explaining the reasons for the proposed changes. In addition, a copy of the proxy statement is available for informational purposes on the OppenheimerFunds website at www.oppenheimerfunds.com. Shareholders may also call 1.800.708.7780 to request a copy of the proxy statement. If the proposals are approved by shareholders, the Fund’s prospectus and/or statement of additional information will be revised to reflect the approved changes.

June 10, 2002                                                                                                                                                    395PS020